Exhibit 21.1

ENTITY	Domestic		Foreign	ASSUMED NAME
AnTrev, LLC	NC
Arngar, Inc.	NC			Cadillac of South Charlotte
Autobahn, Inc.	CA			Autobahn Motors
Avalon Ford, Inc.	DE	CA
Car Cash of North Carolina, Inc.	NC
Cornerstone Acceptance Corporation	FL	NC OH TN TX
EP: AM Realty GA, LLC	GA
EP: EchoPark AL, LLC	AL
EP: EchoPark Automotive, Inc.	DE	AL AZ CA CO FL GA ID IL KS KY LA MD MO MT NC NV NY OH OK PA SC TN TX UT VA WA		EchoPark
EP: EchoPark AZ, LLC	AZ			EchoPark
EP: EchoPark CA, LLC	CA			EchoPark
EchoPark Automotive
EP: EchoPark Driver Education, LLC	CO
EP: EchoPark FL, LLC	FL			EchoPark
EchoPark Automotive
EP: EchoPark GA LLC fka AM GA, LLC	GA			EchoPark
EP: EchoPark IL, LLC	IL
EP: EchoPark KS, LLC	KS
EP: EchoPark KY, LLC	KY			EchoPark
EchoPark Auto Sales
EP: EchoPark LA, LLC	LA			EchoPark
EP: EchoPark MD, LLC	MD			EchoPark
Carbiz
EP: EchoPark MO, LLC	MO
EP: EchoPark NC, LLC	NC			EchoPark
EP: EchoPark NV, LLC	NV			EchoPark
EP: EchoPark NY, LLC	NY			EchoPark
Used Car King
Used Car King Cicero
Used Car King West
Used Car King Cortland
EP: EchoPark OH, LLC	OH
EP: EchoPark OK, LLC	OK			EchoPark
EchoPark Automotive
EP: EchoPark PA, LLC	PA
EP: EchoPark Realty CA, LLC	CA
EP: EchoPark Realty NY, LLC	NY
EP: EchoPark Realty TX, LLC	TX
EP: EchoPark SC, LLC	SC
EP: EchoPark TN, LLC	TN			EchoPark
EP: EchoPark TX, LLC	TX			EchoPark
Tactical Fleet
eCarOne
voffer
DealEvo

Exhibit 21.1

ENTITY	Domestic	Foreign	ASSUMED NAME
EP: EchoPark UT, LLC	UT		EchoPark Utah
EP: EP Realty AL, LLC	AL
EP: EP HD Temple TX, LLC	TX		Horny Toad Harley-Davidson
EP: EP Realty AL, LLC	AZ
EP: EP Realty AZ, LLC	KS
EP: EP Realty KY, LLC	KY
EP: EP Realty LA, LLC	LA
EP: EP Realty MD, LLC	MD
EP: EP Realty MO, LLC	MO
EP: EP Realty NC, LLC	NC
EP: EP Realty NV, LLC	NV
EP: EP Realty OH, LLC	OH
EP: EP Realty PA, LLC	PA
EP: EP Realty SC, LLC	SC
EP: EP Realty TN, LLC	TN
EP: EP Realty WA, LLC	WA
EP: EP SO H Cent TX, LLC	TX		Livewire Central
Mancuso Harley-Davidson Central
EP: EP SO H Cross TX, LLC	TX		Mancuso Harley-Davidson Crossroads
MRH Rider Training
Mancuso Harley-Davidson
American Speed
EP: EP SO Mancu GF TX, LLC	TX		Team Mancuso PowerSports Gulf Freeway
Indian Motorcycle of Houston Gulf Freeway
EP: EP SO Mancu La Marque TX, LLC	TX		Team Mancuso PowerSports South
Indian Motorcycle of Houston South
EP: EP SO Mancu NF TX, LLC	TX		Team Mancuso PowerSports North
EP: EP SO Mancu SW59 TX, LLC	TX		Team Mancuso PowerSports 59
Indian Motorcycle of Houston Southwest
EP: EP SO Mancu SWF TX, LLC	TX		Team Mancuso PowerSports Southwest
Team Mancuso PowerSports BMW Motorcycles
EP: EP Strategic Holding, LLC	DE
EP: EP TF California, LLC	CA		Tactical Fleet
EP: EP TF North Carolina, LLC	NC		Tactical Fleet
EP: EP TF Realty TX, LLC	TX
EP: EP TF Texas, LLC	TX		Tactical Fleet
EP: SAI Momentum ARM, LLC	TX		Momentum Maserati
Momentum Alfa Romeo
Momentum Alfa Romeo Maserati
Essence Maserati
Essence Alfa Romeo
Essence Maserati Alfa Romeo
Momentum Alfa Romeo Maserati eCarOne
EP: TT Denver, LLC	CO		EchoPark

Exhibit 21.1

ENTITY	Domestic		Foreign	ASSUMED NAME
EP: TTRE CO 1, LLC	CO
Car Cash of North Carolina, Inc.	NC
FAA Beverly Hills, Inc.	CA			Beverly Hills BMW
FAA Capitol N, Inc.	CA
FAA Concord H, Inc.	CA			Concord Honda
FAA Concord T, Inc.	CA			Concord Toyota
FAA Dublin N, Inc.	CA
FAA Dublin VWD, Inc.	CA
FAA Holding LLC	CA
FAA Las Vegas H, Inc.	NV			Honda West
FAA Poway H, Inc.	CA			Poway Honda
FAA Poway T, Inc.	CA
FAA San Bruno, Inc.	CA
FAA Santa Monica V, Inc.	CA
FAA Serramonte H, Inc.	CA			Honda of Serramonte
FAA Serramonte L, Inc.	CA			Lexus of Marin
Lexus of Serramonte
FAA Serramonte, Inc.	CA
FAA Stevens Creek, Inc.	CA
FAA Torrance CPJ, Inc.	CA
FirstAmerica Automotive, LLC	DE	CA
Fort Mill Ford, Inc.	SC			Fort Mill Ford
Franciscan Motors, Inc.	CA
Frontier Oldsmobile-Cadillac, Inc.	NC
Kramer Motors Incorporated	CA
L Dealership Group, LLC	TX	CA
Marcus David Corporation	NC			Town and Country Toyota
Massey Cadillac, Inc. (TN-MI)	TN
Mountain States Motors Co., Inc.	CO
North Point Imports, LLC	GA			North Point Volvo Cars
Ontario L, LLC	CA			Crown Lexus
Philpott Motors, LLC	TX			Philpott Motors Hyundai
Philpott Ford
RFJ: Bonham CHR, LLC	TX			Bonham Chrysler
RFJ: Dave Smith Motors, Inc.	ID			Dave Smith Motors
Dave Smith Chevrolet, Cadillac, GMC, Buick, Chrysler, Dodge, Jeep, Ram
RFJ: Frontier Leasing and Sales, Inc.	ID			Dave Smith Alfa Romeo, Dave Smith Alfa Romeo Maserati, Dave Smith Maserati
RFJ: Greenville CHR, LLC	TX			Greenville Chrysler, Dodge, Jeep, Ram
Greenville Chrysler Cash Corral
RFJ: Greenville HY, LLC	TX			Hyundai of Greenville
RFJ: Greenville NIS, LLC	TX			Nissan of Greenville
RFJ: Jefferson City H, LLC	DE	MO		Honda of Jefferson City
RFJ: Jefferson City HY, LLC	DE	MO		Hyundai of Jefferson City
RFJ: Jefferson City N, LLC	DE	MO		Nissan of Jefferson City
RFJ: Mishawaka – F LLC	IN			Jordan Ford

Exhibit 21.1

ENTITY	Domestic		Foreign	ASSUMED NAME
Jordan Motors
The Jordan Automotive Group
RFJ: Mishawaka – L LLC	IN			Jordan Lexus of Mishawaka
RFJ: Mishawaka – T LLC	IN			Jordan Toyota
The Jordan Automotive Group
RFJ: Northwest Motorsport, LLC	WA			Northwest Motorsport
RFJ: Paris-T, LLC	TX			Toyota of Mount Pleasant
Toyota of Paris
RFJ: RFJ Auto Group, LLC	DE	TX WA
RFJ: RFJ Auto Management, LLC	DE
RFJ: RFJ Auto Partners H-Holdings, LLC	DE
RFJ: RFJ Auto Partners Holdings, LLC	DE	TX
RFJ: RFJ Auto Partners Northern Holdings, LLC	DE
RFJ: RFJ Auto Partners T-Holdings, LLC	DE	IN
RFJ: RFJ Auto Properties, LLC	DE
RFJ: RFJ Auto T-Properties, LLC	DE
RFJ: RFJ/Fenton Auto Properties, LLC	DE
RFJ: RFJ Spokane Auto Properties, LLC	DE
SAI RFJ Holding, Inc.	DE
RFJ: Santa Fe-M, LLC	NM			Enchanted Mazda
RFJ: Santa Fe-T, LLC	NM			Toyota of Santa Fe
RFJ: Sherman HY, LLC	TX			Texoma Hyundai
RFJ: Spokane-N, LLC	DE	WA		Dave Smith Nissan, Nissan of Spokane
RFJ: Vernon CHR, LLC	TX			Vernon Chrysler Dodge Jeep Ram
RFJ: Vernon FL, LLC	TX			Vernon Ford
RFJ: Vernon-G, LLC	TX			Vernon Chevrolet Buick GMC
Santa Clara Imported Cars, Inc.	CA			Honda of Stevens Creek
SRM Assurance, Ltd.	Cayman Is.
Stevens Creek Cadillac, Inc.	CA
The Sonic Automotive Family Emergency Fund (“SAFE”)	NC
Town and Country Ford, Incorporated	NC
Windward, Inc.	HI	CA
SAI AL HC1, Inc.	AL
SAI AL HC2, Inc.	AL
SAI Ann Arbor Imports, LLC	MI
SAI Atlanta B, LLC	GA			Global Imports (BMW)
Global Imports MINI
SAI Brookshire HY, Inc.	TX
SAI Broken Arrow C, LLC	OK
SAI Calabasas A, LLC	CA
SAI Chamblee V, LLC	GA			Dyer and Dyer Volvo Cars
Polestar Atlanta
SAI Charlotte M, LLC	NC
SAI Chattanooga N, LLC	TN			Nissan of Chattanooga East
SAI Clearwater T, LLC	FL			Clearwater Toyota
SAI Cleveland N, LLC	TN

Exhibit 21.1

ENTITY	Domestic		Foreign	ASSUMED NAME
SAI Columbus Motors, LLC	OH
SAI Columbus T, LLC	OH
SAI Columbus VWK, LLC	OH
SAI Denver B, Inc.	CO			Bodyworks
Murray Motorworks
BMW of Denver Downtown
SAI Denver M, Inc.	CO			Mercedes-Benz of Denver
SAI Fairfax B, LLC	VA			BMW of Fairfax
SAI Fallston VW, LLC	MD			Volkswagen of Fallston
SAI FL HC1, Inc.	FL
SAI FL HC2, Inc.	FL
SAI FL HC3, Inc.	FL
SAI FL HC4, Inc.	FL
SAI FL HC8, Inc.	FL
SAI FL HC9, Inc.	FL
SAI Fort Myers B, LLC	FL			BMW of Fort Myers
MINI of Fort Myers
SAI Fort Myers H, LLC	FL
SAI Fort Myers M, LLC	FL			Mercedes-Benz of Fort Myers
SAI Fort Myers VW, LLC	FL			Volkswagen of Fort Myers
SAI GA HC1, LLC	GA	OK
SAI Glenwood Springs A, Inc.	CO			Audi Volkswagen Glenwood Springs
Audi Glenwood Springs
SAI Glenwood Springs V, Inc.	CO			Glenwood Springs Volkswagen
SAI Grand Junction S, Inc.	CO			Subaru of Grand Junction
Rocky Mountain Subaru
SAI Grand Junction VW, Inc.	CO			Grand Junction Volkswagen
SAI Insurance Solutions, LLC	DE	CA CO FL IL IN KY LA MO MT NC NM OH SC TX UT VA WA
SAI Irondale Imports, LLC	AL			Audi Birmingham
BMW of Birmingham
Jaguar Birmingham
Land Rover Birmingham
MINI of Birmingham
Porsche Birmingham
MINI of Birmingham Authorized Service
SAI Irondale L, LLC	AL			Lexus of Birmingham
Tom Williams Collision Center
SAI Long Beach B, Inc.	CA			Long Beach BMW
SAI McKinney M, LLC	TX			Mercedes-Benz of McKinney
SAI MD HC1, Inc.	MD
SAI Momentum CDJR Sealy, LLC	TX			Momentum Chrysler Dodge Jeep Ram of Sealy, TX
SAI Monrovia B, Inc.	CA			BMW of Monrovia
MINI of Monrovia

Exhibit 21.1

ENTITY	Domestic		Foreign	ASSUMED NAME
SAI Montgomery B, LLC	AL			BMW of Montgomery
SAI Montgomery BCH, LLC	AL			Classic Cadillac
Classic Buick GMC
SAI Montgomery CH, LLC	AL			Capitol Chevrolet
Capitol Hyundai
Genesis of Montgomery
SAI Nashville CSH, LLC	TN
SAI Nashville H, LLC	TN			Crest Honda
SAI Nashville M, LLC	TN			Mercedes-Benz of Nashville
SAI Nashville Motors, LLC	TN			Audi Nashville
Porsche of Nashville
Audi Downtown Nashville
SAI Oklahoma City C, LLC	OK
SAI Oklahoma City H, LLC	OK
SAI Oklahoma City T, LLC	OK
SAI Orlando CS, LLC	FL			Massey Cadillac
SAI Peachtree, LLC	GA
SAI Pensacola A, LLC	FL			Audi Pensacola
SAI Philpott T, LLC	TX			Philpott Toyota
SAI River Oaks P, LLC	TX			Porsche River Oaks
Momentum Porsche
The Podium
SAI Riverside C, LLC	OK
SAI Roaring Fork LR, Inc.	CO			Land Rover Roaring Fork
SAI Rockville Imports, LLC	MD			Audi Rockville
Porsche Bethesda
SAI Rockville L, LLC	MD
SAI S. Atlanta JLR, LLC	GA			Jaguar South Atlanta
Land Rover South Atlanta
Jaguar Land Rover South Atlanta
SAI Santa Clara K, Inc.	CA
SAI SIC, Inc.	GA
SAI Stone Mountain T, LLC	GA
SAI TN HC1, LLC	TN
SAI TN HC2, LLC	TN
SAI TN HC3, LLC	TN
SAI Tulsa N, LLC	OK
SAI Tulsa T, LLC	OK
SAI Tysons Corner H, LLC	VA
SAI Tysons Corner I, LLC	VA
SAI VA HC1, Inc.	VA
SAI Vehicle Subscription, Inc.	DE	TX
SAI VS GA, LLC	GA
SAI VS TX, LLC	TX
SAI West Houston B, LLC	TX			BMW of West Houston
Sonic – Buena Park H, Inc.	CA			Buena Park Honda
Sonic – Cadillac D, LLC	TX

Exhibit 21.1

ENTITY	Domestic		Foreign	ASSUMED NAME
Sonic – Calabasas A, Inc.	CA
Sonic – Calabasas V, Inc.	CA
Sonic – Capitol Cadillac, Inc.	MI
Sonic – Capitol Imports, Inc.	SC
Sonic – Carson F, Inc.	CA
Sonic – Carson LM, Inc.	CA
Sonic – Clear Lake Volkswagen, LLC	TX
Sonic – Denver T, Inc.	CO			Mountain States Toyota
Sonic – Downey Cadillac, Inc.	CA
Sonic – Fort Mill Chrysler Jeep, Inc.	SC
Sonic – Fort Mill Dodge, Inc.	SC
Sonic – Fort Worth T, LLC	TX
Sonic – Harbor City H, Inc.	CA			Carson Honda
Sonic – Houston V, LLC	TX
Sonic – Integrity Dodge LV, LLC	NV
Sonic – Jersey Village Volkswagen, LLC	TX
Sonic – Lake Norman Chrysler Jeep, LLC	NC
Sonic – Las Vegas C West, LLC	NV			Cadillac of Las Vegas
Sonic – Lloyd Nissan, Inc.	FL
Sonic – LS Chevrolet, LLC	TX			Lone Star Chevrolet
Sonic – LS, LLC	DE	TX
Sonic – Lute Riley, LLC	TX			Lute Riley Honda
Sonic – Massey Chevrolet, Inc.	CA
Sonic – Newsome Chevrolet World, Inc.	SC
Sonic – Newsome of Florence, Inc.	SC
Sonic – North Charleston Dodge, Inc.	SC
Sonic – North Charleston, Inc.	SC
Sonic – Plymouth Cadillac, Inc.	MI
Sonic – Richardson F, LLC	TX			North Central Ford
Sonic – Shottenkirk, LLC	FL			Pensacola Honda
Sonic – Stevens Creek B, Inc.	CA			Stevens Creek BMW
Stevens Creek Pre-Owned
Stevens Creek BMW Pre-owned
Sonic – Volvo LV, LLC	NV
Sonic – West Covina T, Inc.	CA
Sonic – Williams Cadillac, Inc.	AL
Sonic 2185 Chapman Rd., Chattanooga, LLC	TN			Economy Honda Superstore
Sonic Advantage PA, LLC	TX			Momentum Luxury Cars
Audi West Houston
Porsche West Houston
Sonic Automotive – 1495 Automall Drive, Columbus, Inc.	OH
Sonic Automotive – 1720 Mason Ave., DB, Inc.	FL
Sonic Automotive - 1720 Mason Ave., DB, LLC	FL
Sonic Automotive – 2490 South Lee Highway, LLC	TN
Sonic Automotive – 3401 N. Main, TX, LLC	TX			Baytown Auto Collision Center
Ron Craft Cadillac
Ron Craft Chevrolet

Exhibit 21.1

ENTITY	Domestic		Foreign	ASSUMED NAME
Ron Craft Chevrolet Cadillac
Sonic Automotive – 4701 I-10 East, TX, LLC	TX			Baytown Ford
~~Casa Ford~~
Sonic Automotive – 6008 N. Dale Mabry, FL, Inc.	FL
Sonic Automotive – 9103 E. Independence, NC, LLC	NC			Infiniti of Charlotte
Sonic Automotive 2424 Laurens Rd., Greenville, Inc.	SC
Sonic Automotive 2752 Laurens Rd., Greenville, Inc.	SC			Century BMW
Century MINI
Sonic Automotive Aviation, LLC	NC
Sonic Automotive F&I, LLC	NV	NC
Sonic Automotive of Chattanooga, LLC	TN			BMW of Chattanooga
Sonic Automotive of Nashville, LLC	TN			MINI of Nashville
BMW of Nashville
BMW Certified Pre-Owned Nashville
Sonic Automotive of Nevada, Inc.	NV
Sonic Automotive of Texas, LLC	TX
Sonic Automotive Support, LLC	NV
Sonic Automotive West, LLC	NV
Sonic Calabasas M, Inc.	CA			Mercedes-Benz of Calabasas
Sonic Development, LLC	NC	AL CA CO FL GA MD MI NV OH OK SC TN TX VA
Sonic Divisional Operations, LLC	NV	AL AZ CA CO FL GA IL IN KS KY LA MD MI MO NY NC OH OK PA SC TN TX UT VA WA WI		CBS
Central Buying Solutions
Sonic eStore, Inc.	NC
Sonic FFC 1, Inc.	DE	TX
Sonic FFC 2, Inc.	DE	TX
Sonic FFC 3, Inc.	DE	TX
Sonic Fremont, Inc.	CA
Sonic Houston JLR, LLC	TX			Jaguar Houston North
Land Rover Houston North
Sonic Houston LR, LLC	TX			Land Rover Houston Central
Jaguar Houston Central
Sonic Momentum B, LLC	TX			Momentum BMW
Momentum MINI
Momentum Collision Center
Sonic Momentum JVP, LLC	TX			Momentum Porsche
Land Rover Southwest Houston
Jaguar Southwest Houston
Sonic Momentum VWA, LLC	TX			Momentum Volkswagen
Audi Central Houston
Sonic of Texas, Inc.	TX

Exhibit 21.1

ENTITY	Domestic		Foreign	ASSUMED NAME
Sonic Resources, Inc.	NV
Sonic Santa Monica M, Inc.	CA			W.I. Simonson
Sonic Santa Monica S, Inc.	CA
Sonic Walnut Creek M, Inc.	CA			Mercedes-Benz of Walnut Creek
Sonic Wilshire Cadillac, Inc.	CA
SRE Alabama – 2, LLC	AL
SRE Alabama – 5, LLC	AL
SRE Alabama 6, LLC	AL
SRE California – 1, LLC	CA
SRE California – 2, LLC	CA
SRE California – 3, LLC	CA
SRE California – 4, LLC	CA
SRE California – 5, LLC	CA
SRE California – 6, LLC	CA
SRE California – 7 SCB, LLC	CA
SRE California – 8 SCH, LLC	CA
SRE California – 9 BHB, LLC	CA
SRE California 10 LBB, LLC	CA
SRE California 11 PH, LLC	CA
SRE Colorado – 1, LLC	CO
SRE Colorado – 2, LLC	CO
SRE Colorado – 3, LLC	CO
SRE Colorado – 4 RF, LLC	CO
SRE Colorado – 5 CC, LLC	CO
SRE Colorado 6, LLC	CO
SRE Colorado 7, LLC	CO
SRE Colorado 8, LLC	CO
SRE Florida – 1, LLC	FL
SRE Florida – 2, LLC	FL
SRE Georgia 4, LLC	GA
SRE Georgia 5, LLC	GA
SRE Georgia 6, LLC	GA
SRE Holding, LLC	NC	AL AZ CO TX
SRE Maryland – 1, LLC	MD
SRE Nevada – 2, LLC	NV
SRE North Carolina – 2, LLC	NC
SRE North Carolina – 3, LLC	NC
SRE Ohio 1, LLC	OH
SRE Ohio 2, LLC	OH
SRE Oklahoma – 1, LLC	OK
SRE Oklahoma – 2, LLC	OK
SRE Oklahoma – 5, LLC	OK
SRE South Carolina – 2, LLC	SC
SRE South Carolina – 3, LLC	SC
SRE South Carolina – 4, LLC	SC
SRE Tennessee – 1, LLC	TN
SRE Tennessee – 2, LLC	TN

Exhibit 21.1

ENTITY	Domestic		Foreign	ASSUMED NAME
SRE Tennessee – 3, LLC	TN
SRE Tennessee – 4, LLC	TN
SRE Tennessee – 5, LLC	TN
SRE Tennessee 6, LLC	TN
SRE Tennessee 7, LLC	TN
SRE Tennessee 8, LLC	TN
SRE Texas – 1, LLC	TX
SRE Texas – 2, LLC	TX
SRE Texas – 3, LLC	TX
SRE Texas – 4, LLC	TX
SRE Texas – 5, LLC	TX
SRE Texas – 6, LLC	TX
SRE Texas – 7, LLC	TX
SRE Texas – 8, LLC	TX
SRE Texas 9, LLC	TX
SRE Texas 10, LLC	TX
SRE Texas 11, LLC	TX
SRE Texas 12, LLC	TX
SRE Texas 13, LLC	TX
SRE Texas 14, LLC	TX
SRE Texas 15, LLC	TX
SRE Texas 16, LLC	TX
SRE Texas 17, LLC	TX
SRE Texas 18, LLC	TX
SRE Texas 19, LLC	TX
SRE Virginia - 1, LLC	VA	MD
SRE Virginia – 2, LLC	VA